INCOME TAX (Tables)	12 Months Ended
Mar. 31, 2018
INCOME TAX
Schedule of components of the income tax provision (benefit)

	For the year ended March 31, 2018	For the year ended March 31, 2017	For the year ended March 31, 2016
Current	$10,610,067	$1,386,570	$994,744
Deferred	415,623	135,641	(366,498)

Total	$11,025,690	$1,522,211	$628,246

Summary of net deferred tax assets resulting from differences between financial accounting basis and tax basis of assets and liabilities
	As of March 31, 2018	As of March 31, 2017
Accrued expense	$—	$400,062

Total net deferred tax assets	$—	$400,062

Reconciliation of the PRC statutory rates to the company's effective tax rate

	For the year ended March 31, 2018	For the year ended March 31, 2017	For the year ended March 31, 2016
PRC Income tax statutory rate	25.0%	25.0%	25.0%
Effect of preferred tax rate	(11.6)%	(10.0)%	(10.0)%
Effect of tax exempt entities	0.9%	—	—
Non-deductible items in China	0.1%	0.1%	0.1%

Effective tax rate	14.4%	15.1%	15.1%